United States
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest Event Reported)   October 18, 2004
                                                      ----------------



                        NORTHERN EMPIRE BANCSHARES
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


CALIFORNIA                       2-91196                    94-2830529
----------------------------   ------------            ------------------
(State or other jurisdiction   (Commission                  (IRS Employer
of incorporation)               File Number)           Identification No.)


              801 Fourth Street, Santa Rosa, California   95404
            ------------------------------------------------------
            (Address of principal executive offices)    (Zip code)


Registrant's telephone number, including area code   (707) 579-2265
                                                     --------------

    -----------------------------------------------------------
    Former Name or former address, if changed since last report


ITEM 7.     Financial Statements and Exhibits.

       (c)Exhibits No. 99           Press Release dated October 18, 2004


ITEM 12.    Results of Operations and Financial Condition

   On October 18, 2004, Northern Empire Bancshares issued a press release announcing its financial results for the third quarter ended
   September 30, 2004.  A copy of the press release is attached hereto as
   Exhibit 99.





                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NORTHERN EMPIRE BANCSHARES

                                     /s/ Deborah A. Meekins
Date:  October 18, 2004              --------------------------------------
                                     Deborah A. Meekins
                                     President and Chief Executive Officer




EXHIBIT INDEX

Exhibit No.      Subject Matter

99               Press Release dated October 18, 2004